SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                  ----------------------

                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September
25, 1996

TRUST CREATED BY MIDLAND REALTY ACCEPTANCE CORP. (under a
Pooling and Servicing Agreement dated as of September 1,
1996, which Trust is the Issuer of Commercial Mortgage
Pass-Through Certificates, Series 1996-C1)
     (Exact name of registrant as specified in its charter)


                          New York
      (State or other jurisdiction of incorporation)


   333-3885-1                                                36-4106421
  (Commission File Number)                     (IRS Employer Identification No.)

135 South LaSalle Street, Suite 1740, Chicago, IL                 60603
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (800) 246-5761


                        Not applicable
(Former name or former address, if changed since last report)


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

Exhibit 1 Corrected Schedule to Underwriting Agreement Relating to Midland Realty Acceptance Corp., Commercial
            Mortgage Pass-Through Certificates, Series 1996-C1



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                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       MIDLAND LOAN SERVICES, L.P., not in its individual capacity, but solely as duly authorized agent of the Registrant pursuant to Section 3.20 of the Pooling and Servicing Agreement, dated as of September 1, 1996

                       By: Midland Data Systems, Inc., its General Partner

                           By:/s/ Lawrence D. Ashley
                              Lawrence D. Ashley, Director of MBS Programs

Date: October 10, 1996





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                       EXHIBIT INDEX

     Exhibit No.                    Description

         1                          Corrected Schedule to
                                    Underwriting Agreement
                                    Relating to Midland
                                    Realty Acceptance
                                    Corp., Commercial
                                    Mortgage Pass-Through
                                    Certificates, Series
                                    1996- C1